2nd Quarter 2024 Investor Presentation

This document includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions, and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to the impact of bank failures or adverse developments of other banks and related negative press about the banking industry in general on investor and depositor sentiment; the remaining effect of the COVID-19 pandemic on general economic and financial market conditions and on public health, both nationally and in the Company's market areas; expected revenues, cost savings, synergies and other benefits from merger and acquisition activities might not be realized to the extent anticipated, within the anticipated time frames, or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; goodwill impairment charges might be incurred; increased competitive pressures among financial services companies; changes in the interest rate environment; changes in general economic conditions, both nationally and in our market areas; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this document or the documents the Company files with or furnishes to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions, the factors described above or because of other factors that management cannot foresee. The Company does not undertake, and specifically disclaims any obligation, to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements 2

HomeTrust Bancshares, Inc. Overview NASDAQ: HTBI $4.7B Assets Headquarters: Asheville, NC Founded: 1926 $3.7B / $3.7B Loans / Deposits Locations: 34 Employees: 558 124.2% Price to TBV Market Cap: $601.5MM TTM Average Daily Volume: 36,100 17,437,326 Outstanding Shares Shares Repurchased: 9,854,733 Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Small Business Banking Business Banking Business Banking Centers SBA Lending Community Association Banking Consumer Banking Retail Banking Market Teams Consumer Banking Mortgage Banking Investment Services Professional Banking HELOCs Originated for Sale Lines of Business • Financial data as of June 30, 2024 • Market data as of July 22, 2024 • Shares repurchased from February 19, 2013 to June 30, 2024 (last transaction in June 2024) 3

Recent Recognition Named one of the 2023 Top 20 “Great Employers to Work for in NC” by the Best Companies Group * Newsweek did not conduct “Best Bank” awards for 2024 NC, VA, TN and GA were the top 4 states on CNBC’s list of America’s Top States for Business 2023 Voted “Best Small Bank in North Carolina” by Newsweek for three consecutive years* (2021 - 2023) Ranked 98th in Forbes’ 2024 America’s Top 100 Best Banks Ranked 35th in S&P's Top 50 Community Banks $3B-$10B Certified as a Most Love Workplace for 2024 Named one of the 2024 “Best Places to Work in SC” by the Best Companies Group 4

Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 10-11) Successful transition to a commercial bank (See Pages 6-9, 12-16) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers with local market knowledge • Attractive core deposit mix and cost • Refreshed leadership team with extensive banking experience Transformation efforts have driven improvements in profitability and our capital position (See Pages 17, 19-20, 24-27) • Top quartile financial performance and superior interest margin • Proven ability to generate noninterest income • Continued expense rationalization • Robust tangible book value growth with minimal AOCI effect • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 18) Our stock represents a value when compared to our peers (See Pages 21-23) • Trading at 101% of tangible book value versus our peers at 116% (as of 3/31/24) • Trading at 7.8x of annualized earnings versus our peers at 10.1x (as of 3/31/24) Key Investment Highlights 5

• Our Focus • Hire individuals with the experience and skill sets needed to achieve: • Our goal of becoming a high-performing, regional community bank • Our strategy of becoming a best place to work • Our Execution • 7 of our 8 executive officers have joined the Company since our 2012 mutual to stock conversion, joining from leadership positions at institutions such as PNC, SouthState, SunTrust, TCF, and Wells Fargo. • 10 of our 11 board members have been appointed since our 2012 conversion, including the addition of three new Directors in April 2024. • Our Results • Top quartile financial performance • Multiple “best place to work” recognitions Refreshed Leadership Team Executive Management • C. Hunter Westbrook – President & CEO (2012) • Charles F. Sivley Jr. – Chief Technology Officer (2024) • John Sprink – Commercial Banking Group Executive (2014) • Kevin M. Nunley – Chief Credit Officer (2020) • Kristin Y. Powell – Consumer & Bus. Banking Group Executive (2015) • Lora Jex – Chief Risk Officer (2023) • Megan Pelletier – Chief Operations & People Officer (2022) • Tony J. VunCannon – CFO, Corporate Secretary & Treasurer (1992) Board of Directors • Richard T. Williams, Chair (2016) • C. Hunter Westbrook, Vice-Chair (2021) • Bonnie V. Hancock (2024) • Craig C. Koontz (2010) • Dwight L. Jacobs (2024) • Jesse J. Cureton, Jr. (2024) • John A. Switzer (2019) • Laura C. Kendall (2016) • Narasimhulu Neelagaru M.D. (2023) • Rebekah M. Lowe (2020) • Robert E. James, Jr. (2016) *The years identified above reflect the years these individuals joined the Company. 6

Pre-Stock Conversion Retail / Consumer – Limited Offerings Mortgage – Old S&L Model Commercial – Very Limited Capabilities Stock Conversion July – Converted from mutual to stock form with focus on commercial banking Equipment Finance February – Launched line of business SBA Lending September – Launched line of business Mortgage Banking Since FY 2017 – Started building out group by adding 13 loan officers over the past 5+ years New Commercial Origination Process December – Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets Consumer Banking New line of business consolidating Retail, Mortgage and Branch Operations Business Banking New line of business consolidating Business Bankers, Business Banking Branches and Investment Services Core System Conversion February – Converted to open architecture digital banking platform First FinTech Partnership – HELOCs Originated for Sale December – Launched line of business 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2023 Line of Business Expansion New Deposit Origination Channel Focusing on Community Association Banking (HOAs) 7

High Performance Deposit Growth Maturing Lines of Business Business Transformation Engaged Employees Enterprise Risk Management Franchise and Line of Business Investments Our Results Our Business Objectives Our Foundation Pyramid of Success 8

Greenville, SC (2013) Tri-Cities and Knoxville, TN (2014) Charlotte, NC (2014) Roanoke, VA (2014) Raleigh, NC (2015) Re-engineered of CML LOB (2014) Introduced Indirect Auto (2014) Re-engineered Mtg LOB (2016) Re-engineered Treasury Mgmt (2016) Introduced SBA and Equipment Finance (2018) Introduced Symmetry (HELOCs) and Business Banking (2019) High Performing Peer Funding Levels Increase Fee Income Deposit Verticals Pilot Deposit BDOs Business Banking Micro Business Lending Engaged Employees Limited FinTech Partnerships Optimizing Processes Automation Maturing Lines of Business Expand Digital Channels Phase 1 Geographic Expansion 2013 - 2015 Phase 2 Line of Business Expansion 2014 - 2020 Phase 3 Deposit Growth 2021 - 2024 Phase 4 Business Transformation 2022 - 2024 Business Transformation: Phases of Progress 9

Geographic Expansion – Focus on High-Growth Markets Raleigh 7.3% Population Growth 9.4% HH Income Growth Charlotte 5.8% Population Growth 10.6% HH Income Growth Atlanta 4.4% Population Growth 8.7% HH Income Growth Greenville 5.2% Population Growth 7.7% HH Income Growth (2024 to 2029 Projected Changes) Knoxville 4.4% Population Growth 9.8% HH Income Growth Charleston 6.2% Population Growth 9.1% HH Income Growth Source: S&P Global Market Intelligence for MSA Demographics 10

Geographic Expansion – Focus on High-Growth Markets (Continued) Source: U.S. Census Bureau, Vintage 2023 Population Estimates 11

“Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Hybrid Branch Strategy “Branch-Lite” Business Banking Centers Atlanta Charlotte Greenville Knoxville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking 12

c 27% 15% 10% 11% 12% 17% 8% Present – 6/30/24 Total Loans of $3,701,454 (Dollars in thousands) * Equipment Finance line of business began in February of 2018. 24% 9% 10% 9% 28% 20% Past – 12/31/17 Total Loans of $2,419,256 Loan Portfolio Transformation: Transition to a More Diversified Loan Portfolio 13

(Dollars in thousands, as of June 30, 2024) Portfolios to Highlight: Non-Owner Occupied CRE Hospitality Other Retail Healthcare Other Shopping Centers Office Multifamily Industrial $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 Non-Owner Occupied CRE Composition NOO CRE – Office Largest 5 Loans: $6,507,000 $6,474,000 $5,185,000 $5,077,000 $4,783,000 Total - $28,026,000 (27.2% of the portfolio) 14

Portfolios to Highlight: SBA Loans & Equipment Finance C&I 29% Hotel 31% Retail 28% Other 8% Office 4% SBA Portfolio Total Balance $142,927 Guaranteed Balance $49,223 (Dollars in thousands, as of June 30, 2024) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 Equipment Finance (“EF”) Composition 0.00% 2.00% 4.00% 6.00% 8.00% $- $2,500 $5,000 $7,500 $10,000 $12,500 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 Classified SBA Loans Loan Balance Guaranteed Balance % of SBA Portfolio 0.00% 0.75% 1.50% 2.25% 3.00% $- $2,500 $5,000 $7,500 $10,000 $12,500 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 Classified EF Loans Loan Balance % of EF Portfolio 15

c 19% 15% 40% 26% Present – 6/30/24 Total Deposits of $3,707,779 (Dollars in thousands) Deposit Franchise 15% 23% 41% 21% Past – 12/31/17 Total Deposits of $2,108,208 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Cost of Deposits 16

$0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2020 2021 2022 2023 2024 Adjusted Earnings Performance Adj. Net Income (Annualized) Adj. Net Income Adj. Diluted EPS 17 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% 1.45% 2020 2021 2022 2023 Q2 2024* Adjusted Return on Assets (Dollars in thousands, by year) 50% 55% 60% 65% 70% 75% 80% 2020 2021 2022 2023 Q2 2024* Adjusted Efficiency Ratio Improvement in Profitability Metrics 2% 4% 6% 8% 10% 12% 14% 2020 2021 2022 2023 Q2 2024* Adjusted Return on Average Tangible Common Equity * Period reflects calendar year to date data See Appendix – Non-GAAP Reconciliation 17

18 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% $- $2,000 $4,000 $6,000 $8,000 $10,000 2020 2021 2022 2023 2024 Net Charge-Offs (“NCO”) and NCO to Average Loans NCOs NCOs (Annualized) NCO/Avg. Loans 0.65% 0.90% 1.15% 1.40% 1.65% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/20 12/31/21 12/31/22 12/31/23 6/30/24 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 12/31/20 12/31/21 12/31/22 12/31/23 6/30/24 Nonperforming Assets to Total Assets 0% 150% 300% 450% 600% 750% 12/31/20 12/31/21 12/31/22 12/31/23 6/30/24 ACL to Nonperforming Loans (Coverage Ratio) (Dollars in thousands) Strong Asset Quality and Credit Discipline 18

19 6% 7% 8% 9% 10% 11% 12% 13% 12/31/20 12/31/21 12/31/22 12/31/23 6/30/24 Common Equity Tier I Capital (to Risk-Weighted Assets) CET I Capital Minimum to Be Well Capitalized (Dollars in thousands) 4% 5% 6% 7% 8% 9% 10% 11% 12% 12/31/20 12/31/21 12/31/22 12/31/23 6/30/24 Tier I Capital (to Total Adjusted Assets) Tier I Capital Minimum to Be Well Capitalized 7% 8% 9% 10% 11% 12% 13% 12/31/20 12/31/21 12/31/22 12/31/23 6/30/24 Tier I Capital (to Risk-Weighted Assets) Tier I Capital Minimum to Be Well Capitalized 9% 10% 11% 12% 13% 14% 12/31/20 12/31/21 12/31/22 12/31/23 6/30/24 Total Risk-Based Capital (to Risk-Weighted Assets) Risk Based Capital Minimum to Be Well Capitalized Strong Capital Position to Support Continued Growth 19

20 0% 5% 10% 15% 20% 25% 30% $- $0.10 $0.20 $0.30 $0.40 $0.50 2020 2021 2022 2023 2024 Annualized Cash Dividends Dividend/Share Dividend/Share Annualized Dividend Payout Ratio 60% 75% 90% 105% 120% 135% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 12/31/20 12/31/21 12/31/22 12/31/23 6/30/24 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Capital Strategy Stock Buybacks Average Cost Per Share ($)Total Cost ($)Number of Shares Total Buybacks as a % of O/S Shares as of 2/19/13Buybacks $20.72$204,231,0009,854,73345.5%Total repurchased through June 2024 23,483 shares repurchased during the six months ended June 30, 2024 243,156Shares remaining to be repurchased under most recent buyback plan 10,097,889Total repurchased and authorized • On April 22, 2024, the Company's Board of Directors re-authorized the repurchase of the remaining shares of the Company’s common stock under the repurchase plan originally authorized in February of 2022. 20

210.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% C H C O R B C A FC B C H TB I P EB O C TB I S Y B T G A B C C C B G U V S P FB M S FM N B C C N E S M B K C B A N FR S T C IV B C A R E S FS T Return on Assets (“ROA”) Valuation – Peer Comparison HTBI ROA 1.37% Source: S&P Capital IQ Median (For the Quarter Ended March 31, 2024) 21

220.00 5.00 10.00 15.00 20.00 25.00 30.00 S FS T S Y B T G A B C C H C O C A R E FC B C FR S T FM N B C TB I FB M S C B A N S M B K C IV B C C B G C C N E P EB O R B C A H TB I U V S P Stock Price to Earnings per Share (“EPS”) Valuation – Peer Comparison (Continued) (For the Quarter Ended March 31, 2024) HTBI Stock Price $27.34 HTBI Diluted EPS $3.52 Stock Price to EPS 7.8x Median 22

230.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 C H C O FM N B G A B C S Y B T FC B C P EB O FB M S C C B G C TB I R B C A C IV B H TB I S M B K FR S T C B A N U V S P C C N E S FS T C A R E Stock Price to Tangible Book Value (“TBV”) per Share Valuation – Peer Comparison (Continued) HTBI Stock Price $27.34 HTBI TBV per Share $27.10 Stock Price to TBV 101% Median (For the Quarter Ended March 31, 2024) 23

Quarterly Highlights 3/31/20236/30/20239/30/202312/31/20233/31/20246/30/2024 Net Income Per Share $ 0.40$ 0.91 $ 0.88$ 0.79$ 0.88$ 0.73Basic $ 0.40$ 0.90$ 0.88$ 0.79$ 0.88$ 0.73Diluted Performance Ratios 0.69%1.39%1.33%1.21%1.37%1.13 %Return on assets (ROA) 6.21%12.85%12.23%10.81%11.91%9.58 %Return on equity (ROE) 5.56%5.82%5.09%6.03%6.18%6.32 %Yield on earnings 1.42%2.08%2.58%2.74%2.90%3.04 %Rate paid on interest-bearing liabilities 4.55%4.32%4.02%4.02%4.02%4.08 %Net interest margin 57.15%60.61%59.12%60.52%60.64%59.66 %Efficiency ratio - adjusted Asset Quality Ratios 0.18%0.18%0.25%0.41%0.43%0.54 %Nonperforming assets to total assets 0.22%0.23%0.32%0.53%0.55%0.68 %Nonperforming assets to total loans 0.49%0.53%0.76%0.90%0.80%0.91 %Classified assets to total assets 600.47%567.56%400.41%251.60%235.18%194.80 %ACL to nonperforming loans 1.30%1.29%1.30%1.34%1.30%1.33 %ACL to total loans 0.01%0.13%0.27%0.29%0.24%0.27 %Net charge-offs to average loans See Appendix – Non-GAAP Reconciliation 24

Quarterly Highlights: HomeTrust vs. Top 200 Exchange Traded Banks Source: S&P Capital IQ Pro/Piper Sandler “2Q2024 Earnings Release Summary: Key Metrics & Calendar” dated July 25, 2024 As of or for the quarter ended 6/30/2024 Nationwide Mean HomeTrust +/- Variance Tangible Common Equity / Tangible Assets 8.4% 10.4% 2.0% AOCI / Tangible Common Equity -12.3% -0.5% 11.8% Net Interest Margin 3.20% 4.09% 0.89% Yield on Loans 6.27% 6.43% 0.16% Cost of Deposits 2.36% 2.32% -0.04% Cost of Funds 2.61% 2.42% -0.19% Core Return on Assets 0.99% 1.13% 0.14% 25

26 Quarterly Highlights: Net Interest Margin 3.49% 4.10% 4.53% 4.55% 4.32% 4.02% 4.02% 4.02% 4.08% 3.47% 4.09% 4.51% 4.52% 4.25% 4.02% 4.04% 3.99% 4.03% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 NIM Reported NIM Core* * Core net interest margin excludes accretion income and other loan fees. 26

27 Quarterly Highlights: Tangible Book Value Per Share $23.29 $23.70 $24.53 $23.93 $24.69 $25.47 $26.39 $27.10 $27.73 $20.00 $21.00 $22.00 $23.00 $24.00 $25.00 $26.00 $27.00 $28.00 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 Decline during the 3/31/2023 quarter reflects the impact of the Company’s merger with Quantum Capital Corp See Appendix – Non-GAAP Reconciliation 27

Set forth is a reconciliation to GAAP of our efficiency ratio: Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: 6 Months Ended (Dollars in thousands) 6/30/2024 12/31/2023 12/31/2022 12/31/2021 12/31/2020 Noninterest expense 60,074$ 123,089$ 105,423$ 130,578$ 101,998$ Less: merger-related expense - (4,741) (724) - - Less: branch closure and restructuring expenses - - - (1,513) - Less: officer transition agreement expense - - (1,795) - - Less: prepayment penalties on borrowings - - - (22,690) - Noninterest expense - adjusted 60,074$ 118,348$ 102,904$ 106,375$ 101,998$ Net interest income 83,396$ 169,433$ 127,964$ 106,566$ 101,628$ Plus: tax-equivalent adjustment 704 1,244 1,189 1,268 1,232 Plus: noninterest income 16,924 32,073 34,515 42,284 31,581 Less: net death benefit proceeds from BOLI policies (1,143) (2,646) - - - Less: gain on sale of debt securities available for sale - - (1,895) - - Less: gain on sale of equity securities - - (721) - - Less: (gain) loss on sale of premises and equipment 9 (734) (1,115) 1,398 - Net interest income plus noninterest income - adjusted 99,890$ 199,370$ 159,937$ 151,516$ 134,441$ Efficiency ratio 59.88% 61.08% 64.88% 87.72% 76.57% Efficiency ratio - adjusted 60.14% 59.36% 64.34% 70.21% 75.87% 12 Months Ended (Dollars in thousands) 6/30/2024 3/31/2024 12/31/2023 12/31/2022 12/31/2021 Total stockholder's equity 523,628$ 513,173$ 499,893$ 410,155$ 401,746$ Less: goodwill, core deposit intangibles, net of taxes (40,063) (40,500) (41,086) (25,663) (25,780) Tangible book value 483,565$ 472,673$ 458,807$ 384,492$ 375,966$ Common shares outstanding 17,437,326 17,444,787 17,387,069 15,673,595 16,303,461 Book value per share 30.03$ 29.42$ 28.75$ 26.17$ 24.64$ Tangible book value per share 27.73$ 27.10$ 26.39$ 24.53$ 23.06$ HomeTrust Bancshares, Inc. share price 30.03$ 27.34$ 26.92$ 24.17$ 30.98$ Price to tangible book value 108.3% 100.9% 102.0% 98.5% 134.3% As of Appendix – Non-GAAP Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States (“GAAP”), this document contains certain non- GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income, EPS, ROA, and return on average tangible common equity (ROATE) as adjusted to exclude transactions which management does not consider to be reflective of “core” financial results. Management has presented the non-GAAP financial measures in this document as it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non- GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies. 28

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: (Dollars in thousands) 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Total stockholder's equity 523,628$ 513,173$ 499,893$ 484,411$ 471,186$ Less: goodwill, core deposit intangibles, net of taxes (40,063) (40,500) (41,086) (41,748) (42,410) Tangible book value 483,565$ 472,673$ 458,807$ 442,663$ 428,776$ Common shares outstanding 17,437,326 17,444,787 17,387,069 17,380,307 17,366,673 Book value per share 30.03$ 29.42$ 28.75$ 27.87$ 27.13$ Tangible book value per share 27.73$ 27.10$ 26.39$ 25.47$ 24.69$ HomeTrust Bancshares, Inc. share price 30.03$ 27.34$ 26.92$ 21.67$ 20.89$ Price to tangible book value 108.3% 100.9% 102.0% 85.1% 84.6% As of (Dollars in thousands) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Total stockholder's equity 458,242$ 410,155$ 396,222$ 388,845$ Less: goodwill, core deposit intangibles, net of taxes (42,642) (25,663) (25,683) (25,710) Tangible book value 415,600$ 384,492$ 370,539$ 363,135$ Common shares outstanding 17,370,063 15,673,595 15,632,348 15,591,466 Book value per share 26.38$ 26.17$ 25.35$ 24.94$ Tangible book value per share 23.93$ 24.53$ 23.70$ 23.29$ HomeTrust Bancshares, Inc. share price 24.59$ 24.17$ 22.10$ 25.00$ Price to tangible book value 102.8% 98.5% 93.2% 107.3% As of Appendix – Non-GAAP Reconciliation (Continued) 29

In relation to the two- class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC. Appendix – Non-GAAP Reconciliation (Continued) 6 Months Ended (Dollars in thousands) 6/30/2024 12/31/2023 12/31/2022 12/31/2021 12/31/2020 Merger-related expense -$ 4,741$ 724$ -$ -$ Provision for credit losses established for merger - 5,270 - - - Net death benefit proceeds from BOLI policies (1,143) (2,646) - - - Tax impact of BOLI restructuring - 288 - - - Gain on sale of equity securities - - (721) - - Loss (gain) loss on sale of premises and equipment 9 (734) (1,115) 1,398 - Branch closure and restructuring expenses - - - 1,513 - Officer transition agreement expense - - 1,795 - - Gain on sale of debt securities available for sale - - (1,895) - - Prepayment penalty on borrowings - - - 22,690 - Total adjustments (1,134) 6,919 (1,212) 25,601 - Less: tax effect 266 (1,558) 285 (6,016) - Total adjustments, net of tax (868) 5,361 (927) 19,585 - Net income (GAAP) 27,485 50,044 36,905 22,066 20,002 Adjusted net income (non-GAAP) 26,617$ 55,405$ 35,978$ 41,651$ 20,002$ Average shares outstanding - basic 16,871,383 16,604,881 15,149,241 15,815,635 16,334,199 Average shares outstanding - diluted 16,888,550 16,622,371 15,319,601 16,182,068 16,523,346 Basic EPS (GAAP) 1.61$ 2.99$ 2.42$ 1.38$ 1.22$ Non-GAAP adjustment (0.05) 0.32 (0.06) 1.24 - Adjusted basic EPS (non-GAAP) 1.56$ 3.31$ 2.36$ 2.62$ 1.22$ Diluted EPS (GAAP) 1.61$ 2.99$ 2.39$ 1.35$ 1.20$ Non-GAAP adjustment (0.05) 0.32 (0.06) 1.21 - Adjusted diluted EPS (non-GAAP) 1.56$ 3.31$ 2.33$ 2.56$ 1.20$ Average assets 4,423,736$ 4,285,115$ 3,551,791$ 3,618,635$ 3,641,686$ Average equity 515,216$ 471,107$ 398,055$ 401,527$ 405,825$ ROA (GAAP) 1.25% 1.17% 1.04% 0.61% 0.55% Non-GAAP adjustment -0.04% 0.13% -0.03% 0.54% 0.00% Adjusted ROA (non-GAAP) 1.21% 1.30% 1.01% 1.15% 0.55% ROE (GAAP) 10.73% 10.62% 9.27% 5.50% 4.93% Non-GAAP adjustment -0.34% 1.14% -0.23% 4.88% 0.00% Adjusted ROE (non-GAAP) 10.39% 11.76% 9.04% 10.38% 4.93% Average equity 515,216$ 471,107$ 398,055$ 401,527$ 405,825$ Less: goodwill, core deposit intangible, net of taxes (40,063) (41,086) (25,663) (25,780) (26,130) Average tangible book value 475,153$ 430,021$ 372,392$ 375,747$ 379,695$ ROATCE 11.20% 12.88% 9.66% 11.08% 5.27% 12 Months Ended 30

Appendix – Non-GAAP Reconciliation (Continued) Set forth is a reconciliation to GAAP of our quarterly efficiency ratio: (Dollars in thousands) 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Noniinterest expense 30,210$ 29,864$ 29,781$ 29,564$ 30,911$ 32,833$ Less: merger-related expense - - - - - (4,741) Noninterest expense - adjusted 30,210$ 29,864$ 29,781$ 29,564$ 30,911$ 28,092$ Net interest income 42,166$ 41,230$ 41,923$ 42,160$ 43,896$ 41,454$ Plus: tax-equivalent adjustment 354 349 341 315 298 290 Plus: noninterest income 8,113 8,811 8,248 8,627 6,888 8,310 Less: gain on death benefit proceeds from BOLI policies - (1,143) (1,554) (1,092) - - Less: gain on sale of equity securities - - - - - - Less: (gain) loss on sale of premises and equipment - 9 248 - (82) (900) Net interest income plus noninterest income - adjusted 50,633$ 49,256$ 49,206$ 50,010$ 51,000$ 49,154$ Efficiency Ratio 60.08% 59.69% 59.36% 58.21% 60.87% 65.98% Efficiency Ratio - adjusted 59.66% 60.64% 60.52% 59.12% 60.61% 57.15% 3 Months ended Set forth is a reconciliation to GAAP of our quarterly return on assets: (Dollars in thousands) 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Merger-related expense -$ -$ -$ -$ -$ 4,741$ Provision for credit losses established for merger - - - - - 5,270 Gain on death benefit proceeds from BOLI policies - (1,143) (1,554) (1,092) - - Gain on sale of equity securities - - - - - - Loss (gain) loss on sale of premises and equipment - 9 248 - (82) (900) Total adjustments -$ (1,134)$ (1,306)$ (1,092)$ (82)$ 9,111$ Less: tax effect - 266 307 257 19 (2,141) Total adjustments, net of tax - (868) (999) (835) (63) 6,970 Net income (GAAP) 12,418 15,067 13,464 14,833 15,013 6,734 Adjusted net income (non-GAAP) 12,418$ 14,199$ 12,465$ 13,998$ 14,950$ 13,704$ Average assets 4,426,915$ 4,420,556$ 4,406,129$ 4,436,975$ 4,342,384$ 3,948,285$ Average equity 521,562$ 508,870$ 494,106$ 481,153$ 468,632$ 439,830$ ROA (GAAP) 1.13% 1.37% 1.21% 1.33% 1.39% 0.69% Non-GAAP adjustment 0.00% -0.08% -0.09% -0.08% -0.01% 0.71% Adjusted ROA (non-GAAP) 1.13% 1.29% 1.12% 1.25% 1.38% 1.40% ROE (GAAP) 9.58% 11.91% 10.81% 12.23% 12.85% 6.21% Non-GAAP adjustment 0.00% -0.68% -0.81% -0.69% -0.05% 6.34% Adjusted ROE (non-GAAP) 9.58% 11.23% 10.00% 11.54% 12.80% 12.55% 3 Months ended 31

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 32